UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009

EMPIRE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, NY		12701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2009, the Company entered into an employment agreement with Joseph A. D’Amato, dated as of August 14, 2009, pursuant to which Mr. D’Amato is to serve as the Company’s Chief Financial Officer (the “D’Amato Agreement”).  The D’Amato Agreement provides for a term ending on September 14, 2012 (the “D’Amato Term”) unless Mr. D’Amato’s employment is terminated by either party in accordance with the provisions thereof.  Mr. D’Amato is to receive a base salary at the rate of $250,000 per year for the D’Amato Term and such incentive compensation and bonuses, if any, (i) as the Compensation Committee of the Board of Directors in its discretion may determine, and (ii) to which the Mr. D’Amato may become entitled to pursuant to the terms of any annual bonus program maintained by the Company for its senior executives from time to time in effect in which he is a participant.  As an additional incentive for entering into the agreement, Mr. D’Amato received an option to purchase 300,000 shares of the Company’s common stock on September 1, 2009 pursuant to the Company’s 2005 Equity Incentive Plan, subject to the execution of the D’Amato Agreement.  Mr. D’Amato is also entitled under the D’Amato Agreement to receive a payment of $10,000 for relocation expenses, provided that if Mr. D’Amato terminates his employment under certain circumstances with 12 months he will be required to reimburse the Company for such relocation expenses.  In the event that the Company terminates Mr. D’Amato’s employment with Cause (as defined in the D’Amato Agreement) or Mr. D’Amato resigns without Good Reason (as defined in the D’Amato Agreement), the Company’s obligations are limited generally to paying Mr. D’Amato his base salary through the termination date.  In the event that the Company terminates Mr. D’Amato’s employment without Cause or Mr. D’Amato resigns with Good Reason, the Company is generally obligated to continue to pay Mr. D’Amato’s compensation for the lesser of (i) 18 months or (ii) the remainder of the term of the D’Amato Agreement and accelerate the vesting of the options granted in contemplation of the D’Amato Agreement, which options shall remain exercisable through the remainder of its original 5 year term.  In the event that the Company terminates Mr. D’Amato’s employment without Cause or Mr. D’Amato resigns with Good Reason on or following a Change of Control (as defined in the D’Amato Agreement), the Company is generally obligated to continue to pay Mr. D’Amato’s compensation for the greater of (i) 24 months or (ii) the remainder of the term of the D’Amato Agreement and accelerate the vesting of the options granted in contemplation of the D’Amato Agreement, which options shall remain exercisable through the remainder of its original 5 year term.  The foregoing summary of the D’Amato Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Mr. D’Amato, age 61, most recently served as the Chief Executive Officer of Mount Airy Casino Resort in Pennsylvania, from 2007 to 2009, and as Chief Financial Officer of the Seneca Gaming Corporation in Western New York  from 2002 to 2005 and as its Chief Operating Officer from 2005 to 2007. During his earlier career in the gaming industry, Mr. D’Amato served in various executive capacities with the Trump Entertainment, Park Place  and Golden Nugget organizations. From 1970-1975, Mr. D’Amato was a Senior Auditor at Ernst & Young. Mr. D’Amato has participated in raising over $2 billion in the public and bank finance markets, and has extensive experience with Sarbanes Oxley and the filing requirements and regulations of the Securities & Exchange Commission. He has been a CPA in New Jersey and Pennsylvania and received an MS in Taxation from Widener University in 1985, an MBA (Finance) from LaSalle University in 1978, and a BS in Business Administration from LaSalle University in 1970.

There are no arrangements between Mr. D’Amato and any other person pursuant to which Mr. D’Amato was selected as Chief Financial Officer, nor are there any transactions to which the Company was or is a participant and in which Mr. D’Amato has a material interest subject to disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  Mr. D’Amato has no family relationship with any director or executive officer that would otherwise be subject to disclosure under this Item 5.02.

Item 8.01.	Other Events.

On September 11, 2009, the Company entered into a consulting agreement with Ralph J. Bernstein, effective September 1, 2009 (the “Bernstein Agreement”), pursuant to which Mr. Bernstein has agreed to make himself available at all times to provide the Company with certain consulting services.  In consideration of the services to be performed under the Bernstein Agreement, the Company has agreed to (i) pay to Mr. Bernstein $12,500 per month and (ii) grant to Mr. Bernstein an option to purchase 500,000 shares of the Company’s common stock pursuant to the Company’s 2005 Equity Incentive Plan, vesting September 1, 2010. The term of the Bernstein Agreement expires on August 31, 2010.  The foregoing summary of the Bernstein Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On September 14, 2009, the Company issued a press release announcing the appointment of Mr. D’Amato as Chief Financial Officer of the Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated as of September 14, 2009, by and between Empire Resorts, Inc. and Joseph A. D’Amato.

10.2	Consulting Agreement, dated as of September 1, 2009, by and between Empire Resorts, Inc. and Ralph J. Bernstein.

99.1	Press release, issued by Empire Reports, Inc. on September 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESORTS, INC.

Dated: September 16, 2009	By:	/s/ Joseph E. Bernstein
Name: Joseph E. Bernstein
Title: Chief Executive Officer

Exhibit No.	Description

10.1	Employment Agreement, dated as of September 14, 2009, by and between Empire Resorts, Inc. and Joseph A. D’Amato.

10.2	Consulting Agreement, dated as of September 1, 2009, by and between Empire Resorts, Inc. and Ralph J. Bernstein.

99.1	Press release, issued by Empire Reports, Inc. on September 14, 2009.